Other Income - Schedule of Other Income (Details) - USD ($) $ in Thousands		6 Months Ended
		Jun. 30, 2026	Jun. 30, 2025
Schedule of Other Income [Abstract]
Milling recoveries and royalties	[1]	$ 328	$ 52
Non-refundable fee	[2]	232	100
Insurance proceeds
Rental income		10	34
Scrap sales		11	26
Other income		$ 593	$ 212

[1]	The increase in 2026 is primarily due to income earned from gold-bearing material processed by Northern Limpopo Resources under a revenue-sharing arrangement
[2]	A non-refundable commitment fee of US$232k (2025: US$100k) was received from Joy Mining on signing a satellite mining contract. The amount has been recognized as Other Income as it was not linked to ongoing performance obligations under the agreement.